                                                                  EXHIBIT (z)(1)

                            AGREEMENT OF JOINT FILING

         AIMCO Properties, L.P., AIMCO/IPT, Inc., Cooper River Properties, L.L.C., Insignia Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the Amendment No. 6 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule TO to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Date May 15, 2000                               AIMCO PROPERTIES, L.P.

                                                By: AIMCO-GP, INC.
                                                       (General Partner)

                                                By: /s/ Patrick J. Foye
                                                   -----------------------------
                                                   Executive Vice President

                                                COOPER RIVER PROPERTIES, L.L.C.

                                                By: /s/ Patrick J. Foye
                                                   -----------------------------
                                                   Executive Vice President

                                                AIMCO/IPT, INC.

                                                By: /s/ Patrick J. Foye
                                                   -----------------------------
                                                   Executive Vice President

                                                INSIGNIA PROPERTIES, L.P.

                                                By: AIMCO/IPT, INC.
                                                      (General Partner)

                                                By: /s/ Patrick J. Foye
                                                   -----------------------------
                                                   Executive Vice President

                                                AIMCO-GP, INC.

                                                By: /s/ Patrick J. Foye
                                                   -----------------------------
                                                   Executive Vice President

                                                APARTMENT INVESTMENT
                                                AND MANAGEMENT COMPANY

                                                By: /s/ Patrick J. Foye
                                                   -----------------------------
                                                   Executive Vice President

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